EATON VANCE EMERGING MARKETS LOCAL INCOME FUND
EATON VANCE GLOBAL MACRO ABSOLUTE RETURN ADVANTAGE FUND
Supplement to Prospectus dated March 1, 2017 as revised June 21, 2017

The following changes are effective January 1, 2018:

1.	The following replaces “Fees and Expenses of the Fund” in “Fund Summaries – Emerging Markets Local Income Fund”:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors may also pay commissions or other fees to their financial intermediary when they buy and hold shares of the Fund, which are not reflected below. You may qualify for a reduced sales charge if you invest, or agree to invest over a 13-month period, at least $50,000 in Eaton Vance funds. Certain financial intermediaries also may offer variations in Fund sales charges to their customers, which when available will be described in an appendix to the Prospectus. More information about these and other discounts is available from your financial intermediary and in Sales Charges beginning on page 48 of the Fund's Prospectus and page 26 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value at time of purchase or redemption)	None	1.00%	None

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)(1)		Class A	Class C	Class I
Management Fees		0.65%	0.65%	0.65%
Distribution and Service (12b-1) Fees		0.30%	1.00%	None
Interest Expense	0.05%
Expenses Other than Interest Expense	0.38%
Other Expenses		0.43%	0.43%	0.43%
Total Annual Fund Operating Expenses		1.38%	2.08%	1.08%
Expense Reimbursement(2)		(0.13)%	(0.13)%	(0.13)%
Total Annual Fund Operating Expenses After Expense Reimbursement		1.25%	1.95%	0.95%
(1)	Expenses in the table above and the Example below reflect the expenses of the Fund and the Emerging Markets Local Income Portfolio (the “Portfolio”), the Fund’s master Portfolio.
(2)	The investment adviser and administrator have agreed to reimburse the Fund’s expenses to the extent that Total Annual Fund Operating Expenses exceed 1.20% for Class A shares, 1.90% for Class C shares and 0.90% for Class I shares. This expense reimbursement will continue through February 28, 2019. Any amendment to or termination of this reimbursement would require approval of the Board of Trustees. The expense reimbursement relates to ordinary operating expenses only and does not include expenses such as: brokerage commissions, acquired fund fees and expenses of unaffiliated funds, interest expense, taxes or litigation expenses. Amounts reimbursed may be recouped by the investment adviser and administrator during the same fiscal year to the extent actual expenses are less than the contractual expense cap during such year.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses with Redemption				Expenses without Redemption
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A shares	$596	$879	$1,183	$2,043	$596	$879	$1,183	$2,043
Class C shares	$298	$639	$1,107	$2,400	$198	$639	$1,107	$2,400
Class I shares	$97	$331	$583	$1,305	$97	$331	$583	$1,305
2.	The following replaces “Fees and Expenses of the Fund” in “Fund Summaries – Global Macro Absolute Return Advantage Fund”:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors may also pay commissions or other fees to their financial intermediary when they buy and hold shares of the Fund, which are not reflected below. You may qualify for a reduced sales charge if you invest, or agree to invest over a 13-month period, at least $50,000 in Eaton Vance funds. Certain financial intermediaries also may offer variations in Fund sales charges to their customers, which when available will be described in an appendix to the Prospectus. More information about these and other discounts is available from your financial intermediary and in Sales Charges beginning on page 48 of the Fund's Prospectus and page 26 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I	Class R	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value at time of purchase or redemption)	None	1.00%	None	None	None
3.
Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)(1)		Class A	Class C	Class I	Class R	Class R6
Management Fees		0.95%	0.95%	0.95%	0.95%	0.95%
Distribution and Service (12b-1) Fees		0.30%	1.00%	None	0.50%	None
Interest Expense	0.03%
Expenses Other than Interest Expense	0.28% (0.25% for Class R6)
Other Expenses*		0.31%	0.31%	0.31%	0.31%	0.28%
Total Annual Fund Operating Expenses		1.56%	2.26%	1.26%	1.76%	1.23%
Expense Reimbursement(2)		(0.18)%	(0.18)%	(0.18)%	(0.18)%	(0.18)%
Total Annual Fund Operating Expenses After Expense Reimbursement		1.38%	2.08%	1.08%	1.58%	1.05%

* Based on estimates for the current fiscal year for Class R6.

(1)	Expenses in the table above and the Example below reflect the expenses of the Fund and the Global Macro Absolute Return Advantage Portfolio (the “Portfolio”), the Fund’s master Portfolio.
(2)	The investment adviser and administrator have agreed to reimburse the Fund’s expenses to the extent that Total Annual Fund Operating Expenses exceed 1.35% for Class A shares, 2.05% for Class C shares, 1.05% for Class I Shares, 1.55% for Class R Shares and 1.02% for Class R6 shares. This expense reimbursement will continue through February 28, 2019. Any amendment to or termination of this reimbursement would require approval of the Board of Trustees. The expense reimbursement relates to ordinary operating expenses only and does not include expenses such as: brokerage commissions, acquired fund fees and expenses of unaffiliated funds, interest expense, taxes or litigation expenses. Amounts reimbursed may be recouped by the investment adviser and administrator during the same fiscal year to the extent actual expenses are less than the contractual expense cap during such year.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses with Redemption				Expenses without Redemption
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A shares	$609	$927	$1,268	$2,229	$609	$927	$1,268	$2,229
Class C shares	$311	$689	$1,194	$2,581	$211	$689	$1,194	$2,581
Class I shares	$110	$382	$674	$1,507	$110	$382	$674	$1,507
Class R shares	$161	$537	$937	$2,058	$161	$537	$937	$2,058
Class R6 shares	$107	$373	$658	$1,473	$107	$373	$658	$1,473

December 29, 2017	28021 12.29.17